Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen California Performance Plus Municipal Fund, Inc.
33-31376, 811-05930


The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011;
at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to December 16, 2011.

Voting results for December 16, 2011 are as follows:

To approve the elimination of the
fundamental policies relating to
investments in municipal
securities and below investment
grade securities.
 Common and MuniPreferred
shares voting together as a class
  MuniPreferred shares voting
together as a class
   For
               5,828,672
                       660
   Against
                  405,279
                          -
   Abstain
                  232,352
                          -
   Broker Non-Votes
               1,366,741
                          -
      Total
               7,833,044
                       660



To approve the new fundamental
policy relating to investments in
 municipal securities.


   For
               5,859,706
                       660
   Against
                  361,354
                          -
   Abstain
                  245,244
                          -
   Broker Non-Votes
               1,366,740
                          -
      Total
               7,833,044
                       660



To approve the elimination of the
fundamental policy relating to
 commodities.


   For
               5,847,097
                       660
   Against
                  392,008
                          -
   Abstain
                  227,198
                          -
   Broker Non-Votes
               1,366,741
                          -
      Total
               7,833,044
                       660



To approve the new fundamental
policy relating to commodities.


   For
               5,859,005
                       660
   Against
                  368,166
                          -
   Abstain
                  239,132
                          -
   Broker Non-Votes
               1,366,741
                          -
      Total
               7,833,044
                       660



To approve the elimination of the
 fundamental policies relating to
derivatives and short sales.


   For
               5,854,782
                       660
   Against
                  384,884
                          -
   Abstain
                  226,637
                          -
   Broker Non-Votes
               1,366,741
                          -
      Total
               7,833,044
                       660



To approve the elimination of the
 fundamental policies prohibiting
 investment in other investment
companies.


   For
               5,838,820
                       660
   Against
                  394,973
                          -
   Abstain
                  232,511
                          -
   Broker Non-Votes
               1,366,740
                          -
      Total
               7,833,044
                       660
To approve the elimination of the
fundamental policies relating to
the Funds ability to make loans.


   For


   Against
               5,875,925
                       660
   Abstain
                  369,568
                          -
   Broker Non-Votes
                  220,810
                          -
      Total
               1,366,741
                          -

               7,833,044
                       660
To approve the new fundamental
policy relating to the Funds
ability to make loans.


   For


   Against
               5,878,457
                       660
   Abstain
                  363,761
                          -
   Broker Non-Votes
                  224,085
                          -
      Total
               1,366,741
                          -




Proxy materials are herein
incorporated by reference
to the SEC filing on October 14,
2011, under
Conformed Submission Type
DEF 14A, accession
number 0000950123-11-090034